UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-07533

                              The Lou Holland Trust
               (Exact name of registrant as specified in charter)

                        One North Wacker Drive, Suite 700
                                Chicago, IL 60606
                    (Address of principal executive offices)

                                Louis A. Holland
                      c/o Holland Capital Management, L.P.
                        One North Wacker Drive, Suite 700
                                Chicago, IL 60606
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (312) 553-4830

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2006 - June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1.  Reports to Stockholders.


                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND




             Dear Shareholder:
LETTER TO
SHAREHOLDERS
AUGUST, 2006
             Thank you for your investment in the Lou Holland Growth Fund.

             For the six-month period ending June 30, 2006, the Fund returned - 2.45% compared with -0.93% for the Russell 1000 Growth Index and 2.71% for the S&P 500 Index. During the disappointing market of the second quarter, the Fund outperformed the Russell 1000 Growth Index style benchmark, significantly reducing the relative underperformance that existed at the end of the first quarter.

             MARKET PERFORMANCE REVIEW

             Equity markets around the world sank during the second quarter as concerns about U.S. interest rates and inflation caused tremendous uncertainty among investors. In early 2006, the Federal Reserve indicated a possible end to short-term rate increases. However, with its 16th consecutive increase in early May, the Fed made it clear that it would continue raising rates, if necessary, to keep inflation under control. Equity markets were shaken as investors feared that further rate increases in combination with already high oil prices and a weakening housing market could act to slow the economy too significantly. U. S. stock indexes experienced losses across the board in May, representing the largest monthly decline for the S&P 500 Index since mid-2004, with even more significant damage being inflicted on small and mid capitalization stocks. Foreign and emerging markets as well as other speculative asset classes were also hurt as investors sought safety and quality after accepting higher levels of risk over the past several years in search of higher returns. In late June, the Fed announced a 17th rate increase, citing elevated levels of core inflation with moderating economic growth, which they believe should help limit inflation over time. And although they think that some inflation risk remains, they revealed that the extent and timing of any additional rate increases are still uncertain and will be based on incoming data. This caused a favorable reaction in the equity markets as investors interpreted this language to intimate a possible pause in rate hikes. Yet, the resulting short-term rally was not enough to make a meaningful impact on the negative returns of the indexes during the most recent quarter.

             During the first half of the year, small cap stocks have outperformed large cap stocks. However, during the second quarter, large cap stocks outperformed as the volatile small caps were more significantly impacted by the downward trend in the equity markets. This is in contrast to the trend of small cap outperformance that has been prevalent over the past several years. It will be interesting to observe whether this trend will continue. Typically, during the early stages of an economic upturn, small companies perform better, while during a slowing economy large companies perform better due to their size, sustainability, and perceived safety. The recent moderation in



--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

             economic growth may provide a more favorable economic environment for large cap stocks and companies that pay dividends.

             Year to date, value stocks outperformed growth stocks across all capitalization ranges. From a sector perspective, utilities, autos & transportation, and other energy are the leaders, while technology and health care are the laggards.

             YEAR-TO-DATE FUND PERFORMANCE COMMENTARY

             The Fund's performance is below that of the Russell 1000 Growth Index style benchmark primarily due to unfavorable stock selection.

             Sector allocation had a neutral impact. The positive benefit of overweights in other energy, utilities, and integrated oils has been diminished by a lack of exposure to the economy-sensitive materials & processing and producer durables sectors, which performed well during most of the year.

             Favorable stock selection was achieved in technology and integrated oils. However, this has been offset by unfavorable stock performance of holdings in other areas. In technology, Citrix Systems was the best performing stock and the most significant contributor to performance. In contrast, several technology holdings were among the bottom contributors. Yet, technology holdings had better relative performance overall than index holdings in this sector. In integrated oils, BP plc and ExxonMobil both delivered double-digit returns as energy related stocks continued to benefit from high oil and gas prices. BP plc was recently replaced with Occidental Petroleum, a more attractive energy idea. In consumer discretionary, Kohl's Corporation climbed higher on strong sales and earnings. On the other hand, other discretionary issues have been hurt by cautious consumer spending due to higher interest rates and high energy prices, namely, Cheesecake Factory and Carnival Cruise. Mixed performance in financial services and health care holdings has also added to the unfavorable stock selection impact. Goldman Sachs rose sharply, benefiting from the robust M&A and trading environment. The stock was sold due to concerns about its valuation and the level of its revenue tied to the volatile trading business. On the other hand, American International Group trended down as has investor sentiment toward the stock. Strong performance by Laboratory Corporation of America has been offset by poor performance in Boston Scientific and Teva Pharmaceuticals. Boston Scientific has been hurt by concerns about their recent Guidant acquisition and a recall of some of its medical devices. We continue to monitor these issues, but believe the stock has likely bottomed and remain holders of the company. Teva, one of the most significant contributors to performance last year, has suffered because of tactics by major pharmaceutical companies to stave off generic competition. We believe this is a short-term issue and continue to view the stock favorably longer term.

             MARKET OUTLOOK

             The U.S. stock market indexes reversed their 2006 positive trend, suffering losses during the second quarter as fears of rising interest rates and inflation caused



--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

             considerable concern among investors. In May, the Federal Reserve indicated that "some further policy firming may yet be needed" which acted to further raise investors' fears. However, the Fed has recently indicated that further rate increases will "depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information". This has given investors renewed hope of a possible pause in future rate increases. While future data will seemingly dictate the timing and level of further Fed rate increases, it will also impact how long investors' concerns will linger and/or when they may be allayed. Until clarity is attained, stock market returns may remain choppy.

             As we have indicated previously, we expect real stock returns to return to their historical norm of 7% for large cap stocks and 9% for mid and small cap stocks as compared to the 15-16% compound annual rates of return experienced during the 20 years that ended in 2000. Global stock and bond markets now exceed $60 trillion dollars as compared to $25 trillion dollars only a decade ago. Our view of lower rates of return is based on expectations that earnings per share growth rates will slow to the single-digit range for S&P 500 stocks as contrasted to double-digit growth rates experienced over the past several years. Additionally, we expect GDP growth of approximately 2-4% in the foreseeable future primarily because of the aging population and high energy prices, both of which impact discretionary spending which represents 70% of economic growth. Spending may also be affected by the historically high level of total credit market debt of $41.7 trillion dollars, which represents 320% of GDP, higher interest rates, and a slowdown in housing. We remain cautious about the risk of inflation since history shows that rising inflation is negative for both stocks and bonds. The Fed admits that inflation readings have been elevated in recent months. However, they remain committed to raising interest rates to keep inflation in check.

             In this environment of lower expectations, we continue to believe that our extensive investment experience and our investment strategy of purchasing high quality, reasonably priced, mid and large capitalization growth companies with a leadership position in their industries will produce superior results for long-term investors.

             OVERALL MORNINGSTAR RATING(TM) ****

             The Lou Holland Growth Fund earned a four star (****) Overall Morningstar Rating(TM) for the period ending July 31, 2006.

             Morningstar rated the Fund against 1,368, 1,082 and 402 U.S. domiciled large growth funds for the three-, five- and ten-year periods, respectively. The Lou Holland Growth Fund received a Morningstar Rating(TM) of three stars (****) for the 3-year period and 4 stars (****) for the 5- and 10-year periods.




--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND



             For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year Morningstar Rating(TM) metrics. Past performance is no guarantee of future results. (C) 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.



               Sincerely,

               -s- Louis A. Holland                     -s- Monica L. Walker
               Louis A. Holland                         Monica L. Walker
               President and Trustee                    Secretary
               Managing Partner and Chief               Partner and Equity Portfolio
               Investment Officer, Holland Capital      Manager
               Management, L.P.                         Holland Capital Management, L.P.






--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


                       LOU HOLLAND GROWTH FUND

     DATE          FUND       S & P 500 (SPX)   RUSSELL 1000 GROWTH (RLG)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   04/29/96         $10,000             $10,000                $10,000

   12/31/96         $11,462             $11,500                $11,397

   03/31/97         $11,329             $11,801                $11,459

   06/30/97         $13,355             $13,861                $13,625

   09/30/97         $14,210             $14,915                $14,650

   12/31/97         $14,663             $15,339                $14,873

   03/31/98         $16,782             $17,480                $17,126

   06/30/98         $17,289             $18,061                $17,903

   09/30/98         $16,048             $16,280                $16,276

   12/31/98         $19,904             $19,749                $20,628

   03/31/99         $20,070             $20,733                $21,940

   06/30/99         $20,806             $22,194                $22,785

   09/30/99         $19,345             $20,807                $21,951

   12/31/99         $21,698             $23,903                $27,469

   03/31/00         $22,582             $24,452                $29,428

   06/30/00         $22,250             $23,803                $28,633

   09/30/00         $22,426             $23,572                $27,093

   12/31/00         $20,923             $21,729                $21,309

   03/31/01         $18,400             $19,153                $16,855

   06/30/01         $20,048             $20,274                $18,274

   09/30/01         $17,144             $17,298                $14,727

   12/31/01         $19,841             $19,147                $16,957

   03/31/02         $20,297             $19,200                $16,518

   06/30/02         $17,536             $16,627                $13,434

   09/30/02         $14,764             $13,755                $11,412

   12/31/02         $15,580             $14,915                $12,228

   03/31/03         $15,460             $14,445                $12,097

   06/30/03         $17,429             $16,670                $13,828

   09/30/03         $18,161             $17,111                $14,369

   12/31/03         $19,889             $19,194                $15,865

   03/31/04         $20,777             $19,519                $15,990

   06/30/04         $20,886             $19,854                $16,300

   09/30/04         $20,477             $19,483                $15,448

   12/31/04         $22,119             $21,281                $16,864

   03/31/05         $21,040             $20,824                $16,175

   06/30/05         $21,052             $21,109                $16,573

   09/30/05         $21,808             $21,871                $17,237

   12/31/05         $21,942             $22,328                $17,751

   03/31/06         $22,138             $23,268                $18,303

   06/30/06         $21,405             $22,933                $17,596



--------------------------------------------------------------------------------

 THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING WWW.HOLLANDCAP.COM/LHGF.HTML.

 S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

 RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 640 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
        Average Annual Rate of Return for the Periods Ended June 30, 2006


                                                      Year-to-date    1 year    3 Year    5 Year    10 Year
                                                      ------------    ------    ------    ------    -------

(DIAMOND LEGEND)     Lou Holland Growth Fund             -2.45%        1.68%     7.09%     1.32%     7.36%
 (SQUARE LEGEND)     S&P 500 Index                        2.71%        8.64%    11.20%     2.49%     8.31%
 (CIRCLE LEGEND)     Russell 1000 Growth Index           -0.93%        6.17%     7.79%    -1.44%     4.63%






--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                      INDUSTRY SECTORS AS OF JUNE 30, 2006

                                   (PIE CHART)
        PERCENTAGES FOR THE VARIOUS CLASSIFICATIONS RELATE TO NET ASSETS


SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

The Fund does not currently charge transaction fees such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, or exchange fees. The Fund's transfer agent, U.S. Bancorp Fund Services, LLC, charges a fee of $15 per transmittal of redemption proceeds by wire, and your bank may charge a fee for receiving a wire transfer. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. These costs are not reflected in the example. If such costs were included, your costs would be higher.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.


                                           Beginning          Ending           Expenses Paid
                                            Account           Account          During Period*
                                        Value 01/01/06    Value 06/30/06    01/01/06 - 06/30/06
-----------------------------------------------------------------------------------------------

Lou Holland Growth Fund Actual              $1,000           $  975.50             $6.61
Hypothetical (5% return before
  expenses)                                 $1,000           $1,018.04             $6.75


* Expenses are equal to the Fund's annualized expense ratio 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period from January 1, 2006 through June 30, 2006).




--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)




ASSETS:
  Investments, at market value
     (cost $57,252,193)          $61,925,966
  Dividends receivable                44,538
  Other assets                        29,848
  Receivable from shareholders
     for purchases                     1,723
                                 -----------
  Total Assets                   $62,002,075
                                 -----------

LIABILITIES:
  Payable to Investment Manager  $    43,359
  Accrued expenses and other
     liabilities                      40,334
  Payable to shareholders for
     redemptions                     109,626
                                 -----------
  Total Liabilities                  193,319
                                 -----------

NET ASSETS                       $61,808,756
                                 ===========

NET ASSETS CONSIST OF:
  Capital stock                  $56,376,457
  Accumulated net realized gain
     on investments                  654,145
  Net unrealized appreciation
     on investments                4,673,773
  Undistributed net investment
     income                          104,381
                                 -----------
  Total Net Assets               $61,808,756
                                 ===========
Shares outstanding                 3,520,986

Net Asset Value, Redemption
  Price and Offering Price Per
  Share                          $     17.55
                                 ===========



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)




INVESTMENT INCOME:
  Dividend income (net of
     foreign taxes of $5,321)    $   482,464
  Interest income                     20,322
                                 -----------
  Total Investment Income            502,786
                                 -----------

EXPENSES:
  Investment management fees         250,162
  Professional fees                   64,403
  Accounting and administration
     fees                             39,092
  Shareholder servicing fees          30,727
  Trustee fees                        25,787
  Printing costs                      14,248
  Custody fees                         8,330
  Other                                5,941
                                 -----------
  Total expenses before waiver
     and reimbursement               438,690
  Less: Waiver and
     reimbursement from
     Investment Manager              (40,285)
                                 -----------
  Net Expenses                       398,405
                                 -----------

NET INVESTMENT INCOME                104,381
                                 -----------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain on
     investments                     843,685
  Change in unrealized
     appreciation on
     investments                  (2,489,567)
                                 -----------
  Net realized and unrealized
     loss on investments          (1,645,882)
                                 -----------

NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS      $(1,541,501)
                                 ===========






                      See Notes to the Financial Statements


--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                        FOR THE SIX MONTHS
                                       ENDED JUNE 30, 2006      YEAR ENDED
                                           (UNAUDITED)      DECEMBER 31, 2005
                                       -------------------  -----------------


OPERATIONS:
  Net investment income (loss)             $   104,381         $   (71,463)
  Net realized gain (loss) on
     investments                               843,685            (129,468)
  Change in unrealized appreciation
     on investments                         (2,489,567)           (165,481)
                                           -----------         -----------
  Net increase (decrease) in net
     assets from operations                 (1,541,501)           (366,412)
                                           -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment
     income                                         --                  --
  Distributions from net realized
     gains                                          --            (216,536)
                                           -----------         -----------
     Total distributions                            --*           (216,536)*

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                 30,989,716           6,276,638
  Net asset value of shares issued in
     distributions reinvested                       --             215,971
  Cost of shares redeemed                   (7,709,516)         (7,983,477)
                                           -----------         -----------
  Net increase (decrease) in net
     assets from capital share
     transactions                           23,280,200          (1,490,868)
                                           -----------         -----------

TOTAL INCREASE (DECREASE) IN NET
ASSETS                                      21,738,699          (2,073,816)
                                           -----------         -----------

NET ASSETS:
  Beginning of period                       40,070,057          42,143,873
                                           -----------         -----------
  End of period (including
     undistributed net investment
     income of $104,381 and $0,
     respectively)                         $61,808,756         $40,070,057
                                           ===========         ===========

CHANGES IN SHARES OUTSTANDING:
  Shares sold                                1,726,385             354,617
  Shares reinvested                                 --              12,499
  Shares redeemed                             (432,142)           (451,963)
                                           -----------         -----------
  Net increase (decrease)                    1,294,243             (84,847)
                                           ===========         ===========



* See Note 1(c)


                      See Notes to the Financial Statements


--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

FINANCIAL HIGHLIGHTS


                                 FOR THE
                               SIX MONTHS
                                  ENDED                                  YEARS ENDED DECEMBER 31,
                              JUNE 30, 2006   -------------------------------------------------------------------------------
                               (UNAUDITED)         2005            2004            2003            2002            2001
                             ---------------  --------------  --------------  --------------   -------------  ---------------


Per Share Data (for a share
  outstanding throughout the
  period):
Net asset value, beginning
  of period                       $17.99           $18.23          $16.58          $12.98          $ 16.53         $18.66
                                  ------           ------          ------          ------          -------         ------
Income from investment
  operations:
  Net investment income
     (loss)(1)                      0.03            (0.03)           0.05           (0.02)           (0.02)         (0.04)
  Net realized and
     unrealized gain (loss)
     on investments                (0.47)           (0.12)           1.80            3.62            (3.53)         (0.91)
                                  ------           ------          ------          ------          -------         ------
  Total from investment
     operations                    (0.44)           (0.15)           1.85            3.60            (3.55)         (0.95)
                                  ------           ------          ------          ------          -------         ------

Less distributions:
  Dividends from net
     investment income                --               --           (0.05)             --               --             --
  Distributions from capital
     gains                            --            (0.09)          (0.15)             --               --          (1.18)
                                  ------           ------          ------          ------          -------         ------
  Total distributions                 --            (0.09)          (0.20)             --               --          (1.18)
                                  ------           ------          ------          ------          -------         ------

  Net asset value, end of
     period                       $17.55           $17.99          $18.23          $16.58          $ 12.98         $16.53
                                  ======           ======          ======          ======          =======         ======

Total return                       (2.45)%(2)       (0.80)%         11.21%          27.73%          (21.48)%        (5.17)%

Supplemental data and
  ratios:
  Net assets, end of period  $61,808,756      $40,070,057     $42,143,873     $34,822,593      $18,292,358    $13,087,056
  Ratios of expenses to
     average net assets:
     Before expense waiver
       and reimbursement            1.49%(3)         1.65%           1.88%           1.69%            1.86%          2.32%
     After expense waiver
       and reimbursement            1.35%(3)         1.35%           1.35%           1.35%            1.35%          1.35%
  Ratio of net investment
     income (loss) to
     average net assets:
     Before expense waiver
       and reimbursement            0.21%(3)        (0.47)%         (0.24)%         (0.45)%          (0.67)%        (1.28)%
     After expense waiver
       and reimbursement            0.35%(3)        (0.17)%          0.29%          (0.11)%          (0.16)%        (0.31)%
  Portfolio turnover rate          16.07%(2)        30.63%          40.83%          37.10%           41.12%         66.95%


(1) In 2006, 2005, 2004, and 2003, net investment income (loss) per share is calculated using average shares outstanding. In 2002 and 2001, net investment (loss) per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.

(2) Not Annualized.

(3) Annualized.


                      See Notes to the Financial Statements


--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)




NUMBER OF
  SHARES                                  VALUE
---------                                 -----


           COMMON STOCKS - 99.3% (A)
           AUTO & TRANSPORTATION - 1.5%
   8,075   FedEx Corp.                 $  $943,640
                                       -----------
           CONSUMER DISCRETIONARY - 10.4%
  11,400   Carnival Corp. f                475,836
  31,350   The Cheesecake Factory
            Inc.*                          844,883
  20,700   Comcast Corp.*                  677,718
  16,000   Kohl's Corp.*                   945,920
  11,500   Omnicom Group Inc.            1,024,535
  37,400   Time Warner Inc.                647,020
  12,150   Viacom Inc. - Class B*          435,456
  15,600   Wal-Mart Stores, Inc.           751,452
  15,150   Weight Watchers
            International, Inc.*           619,484
                                       -----------
                                         6,422,304
                                       -----------
           CONSUMER STAPLES - 4.7%
  27,200   PepsiCo, Inc.                 1,633,088
  28,850   Walgreen Co.                  1,293,634
                                       -----------
                                         2,926,722
                                       -----------
           ENERGY/OIL - 13.1%
  10,300   Apache Corp.                    702,975
  28,250   BJ Services Co.               1,052,595
   9,550   Chevron Corp.                   592,673
  19,750   Exxon Mobil Corp.             1,211,663
  10,000   Halliburton Co.                 742,100
  15,200   Noble Corp. f                 1,131,184
   8,725   Occidental Petroleum
            Corp.                          894,749
  40,450   XTO Energy, Inc.              1,790,721
                                       -----------
                                         8,118,660
                                       -----------
           FINANCIAL/INSURANCE - 4.8%
  15,550   AFLAC Inc.                      720,743
  38,100   American International
            Group, Inc.                  2,249,805
                                       -----------
                                         2,970,548
                                       -----------
           FINANCIALS - 11.1%
  22,100   Bank of America Corp.         1,063,010
  31,400   Citigroup Inc.                1,514,736
  24,700   Countrywide Financial
            Corp.                          940,576
  20,950   Fannie Mae                    1,007,695
  43,200   H&R Block, Inc.               1,030,752
  12,600   SLM Corp.                       666,792
  40,650   TD Ameritrade Holding
            Corp.                          602,027
                                       -----------
                                         6,825,588
                                       -----------
           HEALTHCARE/OTHER - 8.4%
  16,950   Aetna Inc.                      676,814
  16,400   Baxter International Inc.       602,864
  64,000   Boston Scientific Corp.*      1,077,760
  37,250   IMS Health Inc.               1,000,163
  10,200   Invitrogen Corp.*               673,913
  13,650   Laboratory Corporation of
            America Holdings*              849,440
   5,950   Medtronic, Inc.                 279,174
                                       -----------
                                         5,160,128
                                       -----------


                      See Notes to the Financial Statements


--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2006 (UNAUDITED)


NUMBER OF
  SHARES                                  VALUE
---------                                 -----

           HEALTHCARE/PHARMACEUTICALS - 13.0%
  20,700   CVS Corp.                   $   635,490
  30,950   Eli Lilly & Co.               1,710,607
  11,900   Genzyme Corp.*                  726,495
  18,500   Johnson & Johnson             1,108,520
  22,000   Novartis AG ADR               1,186,240
  92,450   Schering-Plough Corp.         1,759,324
  28,800   Teva Pharmaceutical
            Industries Ltd.-
            Sponsored ADR                  909,791
                                       -----------
                                         8,036,467
                                       -----------
           OTHER/CONGLOMERATE - 3.4%
  64,500   General Electric Corp.        2,125,920
                                       -----------
           TECHNOLOGY/HARDWARE - 4.7%
  61,200   Intel Corp.                   1,159,740
   8,800   International Business
            Machines Corp.                 676,016
  31,750   Linear Technology Corp.       1,063,308
                                       -----------
                                         2,899,064
                                       -----------
           TECHNOLOGY/SERVICE - 8.9%
  20,200   Affiliated Computer
            Services, Inc.*              1,042,522
  25,100   Automatic Data Processing,
            Inc.                         1,138,285
  19,150   CDW Corp.                     1,046,548
  56,750   Citrix Systems, Inc.*         2,277,945
                                       -----------
                                         5,505,300
                                       -----------
           TECHNOLOGY/SOFTWARE - 10.0%
  28,850   Adobe Systems Inc.*             875,886
  13,000   Apple Computer Inc.*            742,560
  26,850   Cognos, Inc.* f                 763,883
 106,150   Microsoft Corp.               2,473,295
  52,600   Symantec Corp.*                 817,404
  14,000   Zebra Technologies Corp.*       478,240
                                       -----------
                                         6,151,268
                                       -----------
           TELECOMMUNICATION SERVICES - 2.1%
  65,200   Motorola, Inc.                1,313,780
                                       -----------
           UTILITIES - 3.2%
   9,850   Kinder Morgan, Inc.             983,916
  12,550   Questar Corp.                 1,010,150
                                       -----------
                                         1,994,066
                                       -----------
           Total common stocks (cost
            $56,719,682)                61,393,455
                                       -----------





                      See Notes to the Financial Statements


--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2006 (UNAUDITED)




PRINCIPAL
  AMOUNT
---------


           SHORT-TERM INVESTMENTS - 0.9% (A)
           VARIABLE RATE DEMAND NOTE - 0.9%
 $532,511  U.S. Bank, N.A., 5.42%       $   532,511
                                        -----------
           Total variable rate demand
            note (cost $532,511)            532,511
                                        -----------
           Total investments - 100.2%
            (cost $57,252,193)           61,925,966
                                        -----------
           Other liabilities in excess
            of other assets -
            (0.2%)(a)                      (117,210)
                                        -----------
           TOTAL NET ASSETS - 100%      $61,808,756
                                        ===========



* Non-income producing security.

f Foreign Security.

(a) Percentages for the various classifications relate to net assets.




                      See Notes to the Financial Statements


--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND



NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION    The Lou Holland Trust (the "Trust") was organized on December
AND SIGNIFICANT    20, 1995, as a Delaware business trust and is registered as a
ACCOUNTING         no-load, open-end diversified management investment company
POLICIES           under the Investment Company Act of 1940, as amended (the
                   "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Lou Holland Growth Fund
                   (the "Fund"). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996.

                   The following is a summary of significant accounting policies consistently followed by the Fund.

                   a) Investment Valuation - Stocks are valued at the last quoted sale price on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern Time) or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

                   b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

                   c) Recent Accounting Pronouncements - On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured,



--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


                   presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

                   d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. For the six months ended June 30, 2006, the Fund did not make any distributions. For the fiscal year ended December 31, 2005, the Fund distributed $216,536 from long-term realized gains on a tax basis. Net realized gains or losses may differ for financial reporting and tax purposes as a result of losses from wash sales, and other potential book-tax differences.

                   e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                   f) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                   g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.




--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)




2. INVESTMENT      The aggregate purchases and sales of investments, excluding
TRANSACTIONS       short-term investments, by the Fund for the six months ended
                   June 30, 2006, were as follows:


                                                             PURCHASES         SALES
                                                            ----------      ----------

                       U.S. Government                      $       --      $       --
                       Other                                 5,024,931       8,618,424


                   At June 30, 2006, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:



                       Appreciation                          $ 8,074,334
                       (Depreciation)                         (3,523,418)
                                                             -----------
                       Net appreciation on investments       $ 4,550,916
                                                             ===========



                   At the close of business on May 2, 1996, the partners of Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer, the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of June 30, 2006, the Fund has realized $176,374 of the appreciation.

                   At June 30, 2006, the cost of investments for federal income tax purposes was $57,375,050.

                   At December 31, 2005, the components of distributable earnings on a tax basis were as follows:



                       Undistributed ordinary loss            $ (71,463)
                       Undistributed long-term loss            (196,466)


3. RELATED PARTY   The Fund has entered into an Investment Management and
AGREEMENTS         Administration Agreement with Holland Capital Management,
                   L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million.
                   The fee declines at specified breakpoints as assets increase.

                   The Investment Manager voluntarily agrees to waive its management fee and reimburse other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees. For the six months ended June 30, 2006, the Investment Manager has waived and reimbursed the Fund $40,285.




--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)




                   Holland Capital Management, L.P. serves as principal underwriter and distributor (the "Distributor") of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. No trades were placed through the Distributor. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of the fees pursuant to Rule 12b-1 under the 1940 Act.

                   U.S. Bank, N.A., a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as custodian for the Fund. U.S. Bancorp Fund Services, LLC, a wholly owned limited liability company of U.S. Bank, N.A., serves as transfer agent for the Fund. Effective March 1, 2006, Jackson Fund Services became the Administrator and accounting services agent for the Fund.

4. CHANGE IN       At a meeting held on March 29, 2006, based on Audit Committee
INDEPENDENT        recommendations and approvals, the full Board of Trustees
REGISTERED PUBLIC  unanimously voted to dismiss KPMG LLP ("KPMG") as independent
ACCOUNTING FIRM    registered public accountant, and to approve Deloitte &
                   Touche LLP as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2006.

                   KPMG's reports on the Fund's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004 and subsequent interim period ended March 29, 2006, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund's financial statements for such years. There were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

                   Additionally, for the fiscal years ended December 31, 2005 and December 31, 2004, the Fund did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).




--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND



                   Proxy Voting Policy and Quarterly Portfolio Schedules

                   For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call the Trust at 1-800-295-9779 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2006 will be available on the Fund's website at http://www.hollandcap.com/lhgf.html or the website of the Commission no later than August 31, 2006.

                   The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on how to visit the Public Reference Room may be obtained by calling 1-202-551-8090.

                   Approval of Lou Holland Growth Fund Advisory Agreement

                   At a meeting of the Board of Trustees held on March 29, 2006, the Trustees voted to approve the continuance of the Investment Management and Administration Agreement, dated March 27, 1996, by and between the Trust, on behalf of the Fund, and the Investment Manager. At that meeting, the Trustees were presented with information regarding:

                   - the nature and extent of the services provided by the
                     Investment Manager;

                   - the cost of those services;

                   - the Investment Manager's personnel providing services to the Fund;

                   - the long-term and short-term investment performance of the
                     Fund in relation to its benchmark indices and in relation to other mutual funds having similar investment objectives;

                   - overall expenses of the Fund;

                   - brokerage transactions and the cost thereof;

                   - the financial condition of the Investment Manager, and

                   - the effect of the Fund's relatively small size, and
                     prospects for future growth, as those factors relate to investment performance and expenses.




--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND



                   Approval of Lou Holland Growth Fund Advisory Agreement (Continued)

                   The Trustees considered the information comparing the Fund's fees and expenses with those of other mutual funds of comparable size, investment style and quality, as well as those of other funds subadvised by the Investment Manager and institutional accounts managed by the Investment Manager. It was noted that the Fund was a no-load mutual fund and had no 12b-1 fees, and that the Investment Manager is contractually obligated to waive its investment management fee and reimburse other Fund expenses to the extent total expenses of the Fund exceed 1.35%. The Trustees reviewed the Fund's total expenses and the level of management fees in relation to the fees and expenses of other mutual funds having similar investment objectives, as well as the investment performance of the Fund in relation to such other mutual funds and in relation to the Fund's benchmark indices. Comparative data reviewed by the Trustees indicated that, while the total expenses of the Fund could be viewed as being higher than the average of similar no-load mutual funds, the Fund's management fee and expense ratio did not appear out of line with such other funds. The potential realization of economies of scale as the Fund grows was not viewed as being a significant factor given the relatively small size of the Fund, the current level of expense waivers and reimbursements by the Investment Manager, and the fact that the current management fee schedule includes breakpoints as assets under management increase. The Trustees discussed the financial condition and profitability of the Investment Manager and were assured of the Investment Manager's continued financial stability. They also took into consideration that the Investment Manager is authorized to direct the Fund's brokerage transactions to brokers that provide the Investment Manager with investment research and related services for which it might otherwise be obliged to pay from its own funds, although it was noted that during the Fund's most recently completed fiscal year none of the Fund's brokerage transactions were used to receive such services. The Trustees reviewed the Fund's investment performance. The Fund's relative underperformance in 2005 was noted and discussed by the Trustees. After review and discussion of the information presented, the Trustees concluded that the current level of investment management fees paid by the Fund to the Investment Manager is fair and reasonable in relation to the services rendered to the Fund.




--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS

CARLA S. CARSTENS, Trustee

PHILIP HALPERN, Trustee

LOUIS A. HOLLAND, President and Trustee
Managing Partner and Chief Investment Officer,
Holland Capital Management, L.P.

JOANN SANNASARDO LILEK, Trustee, and
Chair of the Board of Trustees

JAMES H. LOWRY, Trustee

SUSAN M. CHAMBERLAIN,
Chief Compliance Officer
Lou Holland Growth Fund and
Holland Capital Management, L.P.

LAURA J. JANUS, Treasurer
Partner and Portfolio Manager,
Holland Capital Management, L.P.

MONICA L. WALKER, Secretary
Partner and Portfolio Manager,
Holland Capital Management, L.P.

INVESTMENT MANAGER
Holland Capital Management, L.P.
One North Wacker Drive, Suite 700
Chicago, IL 60606
Telephone (312) 553-4830

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

CUSTODIAN
U.S. Bank, N.A.
Cincinnati, Ohio

SPECIAL COUNSEL
Jorden Burt LLP
Washington, DC




                                   LOU HOLLAND
                                   GROWTH FUND


--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2006




--------------------------------------------------------------------------------

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to stockholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11.  Controls and Procedures.

(a) Based upon their evaluation of the Registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable.

(2) Certifications required by Rule 30a-2(a) under the Act.

(3) Not applicable.

(b) Certification required by Rule 30a-2(b) under the Act.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            The Lou Holland Trust



                                            /s/ Louis A. Holland
                                            By: Louis A. Holland
                                            Principal Executive Officer

                                            Date: September 1, 2006


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




                                            /s/ Louis A. Holland
                                            By: Louis A. Holland
                                            Principal Executive Officer
                                            Date: September 1, 2006




                                            /s/ Laura J. Janus
                                            By: Laura J. Janus
                                            Principal Financial Officer
                                            Date: September 1, 2006

                                  EXHIBIT LIST

Exhibit 12(a)(2)(a):       Certification of the Principal Executive Officer
                           required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):       Certification of the Principal Financial Officer
                           required by Rule 30a-2(a) under the Act

Exhibit 12(b):             Certification required by Rule 30a-2(b) under the Act